UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of Earliest Event Reported): June 14, 2004



                            DRS TECHNOLOGIES, INC.
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              (Exact Name of Registrant as Specified in Charter)


                Delaware                     1-08533              13-2632319
    -------------------------------     ----------------    --------------------
    (State or Other Jurisdiction of     (Commission File       (IRS Employer
             Incorporation)                  Number)         Identification No.)


                  5 Sylvan Way, Parsippany, New Jersey 07054
                                  www.drs.com
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          (Address of Principal Executive Offices and Internet Site)


                                (973) 898-1500
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             (Registrant's telephone number, including area code)

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Item 5.           Other Events and Required FD Disclosure.

         On February 2, 2004 DRS Technologies, Inc. (the "Company") filed amended and restated by-laws (the "Amended and Restated By-Laws") as Exhibit
3.5 to its registration statement on Form S-4 (the "Registration Statement"). Inadvertently, the form of Amended and Restated By-Laws that was filed with the Registration Statement omitted Sections 7 and 8 of Article II, the so-called Advance Notice Provisions, which were adopted by the Board on February 7, 1996. The Advance Notice Provisions have been summarized in each of the Company's annual meeting proxy statements since the Advance Notice Provisions were adopted.

         The form of Amended and Restated By-Laws also inadvertently included, among other things, Article VIII, which addressed the vote required by stockholders to amend certain provisions of the Amended and Restated Bylaws, but which was repealed by the Board on February 7, 1996.

           The corrected Amended and Restated By-Laws, which include the Advance Notice Provisions and do not include the above-described amendment provisions, are attached as Exhibit 3 to this current report on Form 8-K.

         Under the Advance Notice Provisions, the date by which stockholders were required to give notice to the Company of any stockholder-proposed director nomination or any business to be introduced by a stockholder at the annual meeting was June 7, 2004. In light of the inadvertent omission of the Advance Notice Provisions in the form of Amended and Restated By-Laws that was filed as Exhibit 3.5 to the Registration Statement, for purposes of the 2004 Annual Meeting, the Company has determined to extend the deadline until July 6, 2004 by which stockholders are required to give advance notice to the Company of any stockholder-proposed director nomination or any business to be introduced by a stockholder at the 2004 Annual Meeting.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit 3         Amended and Restated By-Laws.

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DRS TECHNOLOGIES, INC.

Date: June 14, 2004         By:        /s/ Nina Laserson Dunn
                                  -------------------------------------------
                                  Name:    Nina Laserson Dunn
                                  Title:   Executive Vice President,
                                           General Counsel and
                                              Secretary

                           EXHIBIT INDEX

Exhibit 3         Amended and Restated By-Laws.